UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2021

HBT FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Road Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)

(888) 897-2276

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreements

On February 19, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of HBT Financial, Inc. (the “Company”) approved amended and restated employment agreements (the “Amended and Restated Employment Agreements”) for the Company’s executive officers, including each of the named executive officers: Fred. L. Drake, the Company’s Chairman and Chief Executive Officer, J. Lance Carter, the Company’s President and Chief Operating Officer, and Patrick F. Busch, the Company’s Executive Vice President and Chief Lending Officer (each an “NEO” and collectively, the “NEOs”). The Amended and Restated Employment Agreements amend and restate the employments agreements entered into with each of the NEOs on October 1, 2019.

The Amended and Restated Employment Agreements extend the initial term of the employment agreements from December 31, 2022 to December 31, 2023, with automatic one-year renewals beginning at the end of the initial term as so extended, unless either party chooses not to renew. The initial annual base salaries under the Amended and Restated Employment Agreements, which are reviewed annually for adjustment by the Board, are $575,700 for Mr. Drake, $454,500 for Mr. Carter and $433,038 for Mr. Busch. The NEOs are eligible to earn a performance-based annual incentive bonus based on the achievement of reasonable performance goals, and beginning in 2021, each NEO is eligible to receive an annual long-term incentive award (“LTI award”), subject to the discretion of the Board or its designee. Each NEO’s target bonus opportunity for 2021 was set at 40% of base salary, and each NEO’s target LTI award opportunity for 2021 was set at 40% of base salary. In addition, the NEOs are entitled to participate in the benefit plans generally available to Company executives.

Under the Amended and Restated Employment Agreements, upon a termination by the Company without “cause” or by NEO for “good reason” (each as defined in the agreement), each NEO is eligible to receive severance benefits. If the termination is within 12 months after a “change in control” (as defined in the agreement), the NEO is entitled to a lump sum payment equal to two times the sum of such NEO’s base salary and target bonus, plus a lump sum payment equal to the cost of 18 months of continued COBRA coverage. If the termination is not within 12 months after a change in control, the NEO is entitled to continued base salary for six months after termination. All severance benefits under the agreements are conditioned upon the NEO’s execution of a release of claims against the Company and its affiliates.

The Amended and Restated Employment Agreements contain confidential information, non-competition, and employee and customer non-solicitation restrictive covenants. The confidential information covenant is perpetual. The non-competition and non-solicitation covenants run during employment and for six months after an involuntary termination not in connection with a change in control, six months after a disability termination, 12 months after a termination for cause or a voluntary termination, and 24 months after an involuntary termination within 12 months of a change in control.

Copies of the Amended and Restated Employment Agreements with Mr. Drake, Mr. Carter and Mr. Busch are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing description is qualified in its entirely by reference to the full text of the Amended and Restated Employment Agreements.

RSU and Performance RSU Award Agreements

In addition, on February 19, 2021, the Compensation Committee adopted a new form of RSU Award Agreement (the “RSU Agreement”) and a new form of Performance RSU Award Agreement (the “PRSU Agreement”) to make LTI awards under the HBT Financial, Inc. Omnibus Incentive Plan (the “Plan”), as contemplated by the Amended and Restated Employment Agreements.

The RSU Agreement provides for the grant of restricted stock unit awards (“RSUs”) consisting of the right to receive, upon the vesting date, one share of common stock of the Company for each vested RSU. The vesting of the RSUs is subject to the grantee’s continued employment or service through the vesting date. Dividend equivalents on the RSUs will accumulate and will vest and be paid at the time the RSU vests.

The PRSU Agreement provides for the grant of performance restricted stock unit awards (“PRSUs”). The number of PRSUs which may be earned and become vested depends on the Company’s achievement of average annual return on tangible common equity (“ROATCE”), both in absolute and relative terms, over a three year performance period (the “Performance Period”). If average annual ROATCE for the Performance Period is less than 5%, no PRSUs will be earned. If average annual ROATCE for the Performance Period is 5% or more but less than 17%, the PRSUs will be earned at between 25% and 150% of target depending upon percentile rank within a group of companies. If average annual ROATCE for the Performance Period is 17% or greater, the PRSUs will be earned at 150%. The vesting of the PRSUs is subject to the grantee’s continued employment or service through the vesting date. Dividend equivalents on the PRSUs will accumulate and will vest and be paid at the time the PRSU vests.

Copies of the form of RSU Agreement and the form of PRSU agreement are filed as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference. The foregoing description of the form of RSU Agreement is qualified in its entirety by reference to the full text of the RSU Agreement and the PRSU Agreement.

On February 19, 2021, the Committee approved grants of RSUs and PRSUs to its directors and executive officers, including the named executive officers as follows: Fred L. Drake, Chairman and Chief Executive Officer – 7,428 RSUs and 7,428 PRSUs; J. Lance Carter, President and Chief Operating Officer – 5,865 RSUs and 5,865 PRSUs; and Patrick F. Busch – 5,588 RSUs and 5,588 PRSUs. The RSUs vest in three annual installments, with 33% vesting on February 28, 2022, 33% vesting on February 28, 2023, and 34% vesting on February 29, 2024. The Performance Period for the PRSUs is January 1, 2021 through December 31, 2023 and, if earned, the PRSUs will vest on February 29, 2024. The RSUs and PRSUs were granted pursuant to the forms of RSU Agreement and PRSU Agreement described above.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Employment Agreement, dated as of February 22, 2021, by and between the Company and Fred L. Drake.

10.2	Amended and Restated Employment Agreement, dated as of February 22, 2021, by and between the Company and J. Lance Carter.

10.3	Amended and Restated Employment Agreement, dated as of February 22, 2021, by and between the Company and Patrick F. Busch.

10.4	Form of Restricted Stock Unit Award Agreement.

10.5	Form of Performance Restricted Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Matthew J. Doherty
Name: Matthew J. Doherty
Title: Chief Financial Officer

Date: February 25, 2021